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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                               OneSoft Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                             54-1771616
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(State of incorporation or organization) (I.R.S. Employer Identification No.)


            1505 Farm Credit Drive, Suite 100, McLean, Virginia 22102
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                   333-94233

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, $.001 par value per share
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                               (Title of class)
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Item 1. Description of registrant's securities to be registered.

         The Registrant incorporates herein by reference the description of the Common Stock to be registered hereunder contained in the section entitled "Description of Capital Stock" of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-94233 (the "Registration Statement"), filed with the Securities and Exchange Commission on January 7, 2000, as amended on February 25, 2000, March 14, 2000 and March 24, 2000.

Item 2. Exhibits.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         (1) Amended and Restated Certificate of Incorporation of the Registrant to be filed upon completion of the offering, incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94233)

         (2) Amended and Restated Bylaws of the Registrant to be effective upon completion of the offering, incorporated by reference to
               Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94233)

         (3) Form Stock Certificate, incorporated by reference to Exhibit 4.1 to the Registrant's Registration of Common Statement on Form S-1 (Registration No. 333-94233)


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                                   Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                           ONESOFT CORPORATION


Dated:     March 24, 2000                  By: /s/ Frederick C. Hawkins, III
                                           -----------------------------------
                                           Frederick C. Hawkins, III
                                           Acting Chief Financial Officer


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